Exhibit 10.3

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXCLUSIVE DISTRIBUTION AGREEMENT

This Exclusive Distribution Agreement is made by and entered into as of 28/3/11 (the “Effective Date”) between:

•	ERYtech Pharma S.A, a Societé Anonyme existing and organized under the laws of the Republic of France, having its registered head office at 60 Avenue Rockefeller, Bâtiment Adenine, 69008 Lyon, France, with a registered capital of 315.355 Euros;

Represented by Mr Pierre-Olivier Goineau, Chief Executive Officer,

hereinafter referred to as “ERYTECH”

OF THE FIRST PART,

AND:

•	Abic Marketing Limited, an Affiliate of TEVA Pharmaceutical Industries Limited, corporation existing and organized under the laws of Israel, having its registered head office at 5 Basel Street, Petah Tiqva, 49131, Israel

Represented by Ron Myron, Managing Director Teva Israel, Vice President I.C.A

hereinafter referred to as “TEVA”

OF THE SECOND PART,

ERYTECH and TEVA hereinafter referred to individually a “Party” and collectively the “Parties”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Whereas TEVA and ERYTECH have signed on June 24th, 2010 a term sheet in order to negotiate in good faith the terms and conditions of an exclusive distribution agreement.

Whereas ERYTECH is a French specialty pharma company which develops personalized cell therapy medicinal products such as therapeutic molecules or enzymes encapsulated into red blood cells. In particular, ERYtech Pharma develops the GRASPA® which consists of suspension of erythrocytes encapsulating L-asparaginase in a preservative solution. ERYtech Pharma has started in Europe a Phase II/III clinical trial in relapse acute lymphoblastic leukemia in children and adults with GRASPA®, in view to grant a marketing authorization.

Whereas TEVA is a global pharmaceutical company specializing in the development, production and marketing of generic and proprietary branded pharmaceuticals as well as active pharmaceutical ingredients.

Whereas TEVA, is well established in Israel, and is already in charge of importing, promoting, distributing and selling products for the chemical and pharmaceutical industry.

Whereas ERYTECH is willing to entrust TEVA with the task of registering GRASPA® and with the task of importing, promoting, marketing and selling GRASPA® in Israel.

IN CONSIDERATION of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IT IS AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:

ARTICLE 1 - DEFINITIONS.

1.1	Where used herein the following terms shall have the following meanings respectively:

1.1.a	“Affiliates” means, with respect to any Party, (i) any legal entity of which the securities or other ownership interests representing fifty per cent (50%) or more of the equity or fifty per cent (50%) or more of the ordinary voting power or fifty per cent (50%) or more of the general partnership interest are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such legal entity, or (ii) any legal entity which, at the time such determination is being made, is Controlling or under common Control with, such legal entity. As used herein, the term “Control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a legal entity, whether through the ownership of voting securities, by contract or otherwise.

1.1.b	“Agreement” means this Exclusive Distribution Agreement, all amendments to this Agreement, and all exhibits and schedules to this Agreement.

1.1.c	“Customer” means the Israeli hospital requesting the manufacture of a Product.

1.1.d	“Date of Launch” means the date on which TEVA has received the Product Approval for the Product in the Territory in the Primary Indication (as defined below).

1.1.e	“Date of Registration” means the date on which ERYTECH has received the commercial market authorization in a state of the European Union which is recognized as being able to serve as the reference for a regulatory application by mutual recognition process in the Territory.

1.1.f	“Regulatory activities” means all regulatory activities (such as filing, pricing, reimbursement, inspection by Regulatory Authorities) in order to obtain and to maintain Product Approval(s) for the Product in the Territory.

1.1.g	“Distribution” means all distribution activities (such as importation, promotion, marketing) in order to sell Products in the Territory in the Field.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

1.1.h	“Effective Date” means the date set out above.

1.1.i	“ERYTECH Background Rights” means any and all intellectual property rights that are (a) owned or controlled by ERYTECH prior to the Effective Date, or (b) owned or controlled by ERYTECH after the Effective Date and developed in the performance of this Agreement and without use of TEVA’s proprietary technology, materials or know-how.

•	ERYTECH Background Rights includes (without limitation):

(a) ERYTECH Trademarks (as defined below);

(b) French patent n° FR0408667 and any PCT extensions n° PCT/I B2005/002323;

(c) Know-How related to entrapment and its optimization.

1.1.j	“ERYTECH Trademarks” means ERYtech Pharma®, GRASPA® and any other trade marks or intellectual property rights related to the name of ERYTECH or its products, applied for registration, now owned or hereafter created or acquired by ERYTECH, used by ERYTECH as a licensee with authorization to sublicense, whether registered or not, which TEVA is authorized to use in connection with the Agreement.

1.1.k	“Field” means the treatment of Acute Lymphoblastic Leukemia (the “Primary Indication”) and any other indications ERYTECH may develop for the Product (the “Additional Indication”).

1.1.l	“Product” means a batch of suspension of erythrocytes encapsulating L-Asparaginase manufactured for a named patient, in a sufficient amount for one time administration as agreed with the Customer, packed and labeled according to the Dossier and to Product Approval in the Territory.

1.1.m	“Product Approvals” shall mean all required consents, licenses, authorizations, export and/or import authorizations, update, changes and approvals that Regulatory Authorities having jurisdiction are requested to issue in order to allow sales of Product in the Territory in the Field.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

1.1.n	“Dossier” shall mean all documents and information required by the Regulatory Authorities to grant Product Approval in the Territory.

1.1.o	“Regulatory Authority” means any federal, state or local regulatory agency, department, bureau or other governmental entity, that is responsible for issuing any Product Approvals in a regulatory jurisdiction.

1.1.p	“Representatives” means, with respect to a Party to this Agreement, the respective officers, directors, employees, and/or agents of such Party and of such Party’s Affiliates.

1.1.q	“[***]” means [***].

1.1.r	“Specifications” means all ERYTECH’s manufacturing and operating procedures and specifications for manufacturing and testing the Products, (as registered in the European Union which is recognized as being able to serve as the reference for a regulatory application by mutual recognition process in the Territory), including without limitation labeling and packaging specifications.

1.1.s	“Territory” means Israel including Gaza strip and the West Bank, as it is internationally known as of the Effective Date.

1.1.t	“Third Party” means any person, company or legal entity other than a Party and such Party’s Representatives and Affiliates.

1.2	The following schedules are attached hereto and form part hereof:

•	Schedule A — Upfront and Milestones

•	Schedule B — Press Release

•	Schedule C — Traceability

•	Schedule D — Forecasts and GRASPA® Business Model

1.3	Unless otherwise indicated, Euro amounts (if any) expressed herein refers to lawful currency of the European Union.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 2 APPOINTMENT AND EXCLUSIVITY

2.1	Appointment: Upon the terms and subject to the conditions herein set forth, ERYTECH hereby entrusts TEVA with the performance of the Regulatory activities so as to obtain, as soon as reasonably practicable from the Date of Registration, Product Approval (s) in the Territory for the Distribution of the Product in the Field, under one or more ERYTECH Trademarks.

ERYTECH appoints TEVA as its sole and exclusive distributor for the importation, promotion, marketing and sale of the Products, in the Territory and TEVA hereby appoints ERYTECH as its exclusive supplier for the Products, in the Territory.

2.2	Exclusivity:

For the duration of this Agreement, the exclusivity prevents:

ERYTECH:

•	from entrusting the Regulatory activities in the Territory with an entity other than TEVA and,

•	from selling the Product in the Territory to a distributor other than TEVA;

TEVA:

•	From performing the Regulatory activities of a Similar Product in the Territory and;

•	from producing, importing, promoting, marketing, selling and buying any Similar Products in the Territory.

2.3	Compassionate use of the Product

IF ERYTECH obtains the authorization to sell the Product in Europe for compassionate use, the Parties shall discuss in the Steering Committee the possibilities and opportunities arising out of such authorization and decide together whether to utilize it in the Territory and the mutual obligations arising thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 3 - OBLIGATIONS OF TEVA

3.1	TEVA covenants and agrees with ERYTECH that TEVA has the requisite experience, knowledge and expertise, qualified personnel and the legal right to perform the Agreement in a sound, safe, lawful and workmanlike manner, in accordance with all laws, ordinances, orders, rules, regulations of the Territory.

3.2	Field: For avoidance of any doubt, TEVA acknowledges and agrees that its obligations (as set out in this Article 3) are binding in the Primary Indication. In any Additional Indications in which ERYTECH has received the marketing authorization in the European Union, TEVA shall have the right not to register or distribute the Product in the Territory in such Additional Indication, In such a case and if the Steering Committee did not agree to postpone the registration of the Additional Indication, and only with regard to the Additional Indications, ERYTECH will be released from its exclusivity obligations and shall be entitled:

•	To perform directly the Regulatory Activities in the Territory or to entrust the Regulatory activities in the Territory with an entity other than TEVA and;

•	To sell the Product in the Territory to a distributor other than TEVA or sell it directly.

For avoidance of any doubt, in such a case, TEVA and ERYTECH shall not be released from any of their obligations of the Agreement for the Primary Indication and any other Additional Indication (exclusivity included).

The Steering Committee shall take the final decision no later than one month after the meeting.

3.3	Regulatory activities

3.3.a	At least six (6) months before the provisional date of submission of the Dossier for a Product Approval, TEVA shall advise ERYTECH of all requirements, significant laws and regulations applicable in the Territory relating to the Product with regards to (without any limitations):

•	the required content of the Dossier,

•	the safety reporting;

•	their manufacture, packaging, labeling, advertising, distribution and sale of the Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ERYTECH shall provide TEVA with a provisional date in which it shall supply the Dossier, including the dossier filed for the European Union, except if related to manufacturing process of the Product as planned in Article 5.5.

3.3.b	TEVA’s Regulatory Efforts. As soon as ERYTECH has provided TEVA with the Dossier (as set up in Article 5.5) TEVA agrees to use its best efforts to obtain and to maintain Product Approval in the Territory and in the Field. From the same date, TEVA shall be responsible for all the Regulatory activities and shall bear all costs and expenses incurred in connection with such Regulatory activities and with Product Approval (“Regulatory expenses”).

Updates and changes of Product Approvals shall be filed in the same way as the initial Product Approvals and shall be agreed by TEVA and ERYTECH.

3.3.c	Any Product Approval shall be in the name of ERYTECH, or of an ERYTECH’s Affiliate appointed by ERYTECH, and while dealing in such matters, TEVA shall always act as agent, on behalf and in the name of ERYTECH or of such ERYTECH’s Affiliate, using exclusively technical documentation provided by ERYTECH.

3.3.d	If a Product Approval must be in the name of TEVA for regulatory reasons, TEVA shall so inform ERYTECH and ERYTECH shall authorize TEVA to apply for the Product Approval in its own name but on behalf of ERYTECH, which shall be deemed the beneficial owner of such Product Approval. At the termination of this Agreement for any reason whatsoever TEVA shall transfer to ERYTECH all Product Approvals free of charge.

3.3.e	TEVA shall provide ERYTECH with copies of registration certificates and other significant official documents relating to the Products and Product Approvals as soon as reasonably possible.

3.3.f	TEVA shall bear all expenses related to any update of any Product Approvals in case of new laws and new regulations applicable in the Territory relating to the Product with regards to their registration, advertising, distribution and sale of the Products, provided that such expense is commercially reasonable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

3.3.g	TEVA shall, at its own expenses, make any submissions and filing to each Regulatory Authority and all other Third Parties necessary or desirable to establish the Regulatory Price (as defined in Article 9 (Transfer Price and Payments)) for use in the Field, in the Territory.

3.3.h	Reporting: Whenever TEVA receives any communication from any Regulatory Authority in connection with Products, concerning their medical profile, safety, efficacy or regulatory status TEVA shall forthwith forward to ERYTECH a copy of such communication, along with a translation in English, or a report thereon, in writing and in English, if the communication was not made itself in writing.

3.3.i	Physical complaints: Each physical complaint will be notified to ERYTECH by TEVA with the defective sample, lot number, quantity, description of the defect within [***] from the detection of such a defect. For the purpose of this Article, physical complaint shall mean any written electronic or oral communication that alleges deficiencies related to the appearance, labeling, identity, quality, safety, stability and efficacy of the product.

3.3.j	Specific recommendations: TEVA shall not change any part of the ERYTECH Product (carton, box, leaflet and label), except if such change is required by the Regulatory Authorities in the Territory and with the prior consultation of ERYTECH.

3.3.k	General Standard Operating Procedure: TEVA undertakes to comply with the requirements and operating procedures given in the Product Approval in the Territory.

3.3.l	Destruction Standard Operating Procedure: Without prejudice to the foregoing, TEVA shall not return any Products to ERYTECH, nor it shall destroy any such Products, for any reason whatsoever, without the prior written consent of ERYTECH which shall not be unreasonably withheld. If any ERYTECH Product has to be destroyed, the destruction will be performed according to an adapted and validated method.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

3.4	Distribution:

3.4.a	TEVA’s Efforts.

•	As an inducement to ERYTECH to enter into this Agreement, TEVA agrees, from the Date of Launch to use its best efforts to promote market and sell the Products in the Territory spending annually at least the amounts agreed in the Schedule D (Forecasts and GRASPA® Business Model) to attain optimal sales level. TEVA shall bear all costs and expenses incurred in connection with such efforts.

•	TEVA shall not detract from and disturb the good name of ERYTECH or the reputation of Products.

3.4.b	Non-competition obligation.

Unless authorized in advance in writing by ERYTECH, TEVA shall not represent, manufacture, sell, market, promote, advertise or distribute (directly or indirectly):

•	in the Territory any products which are Similar Products, for the entire term of this Agreement;

•	the Product outside the Territory nor knowingly sell the Products, to any Third Party, in the Territory for resale outside the Territory, for the entire term of this Agreement.

3.4.c	Traceability.

TEVA shall comply with all traceability programs of ERYTECH agreed in Schedule C (Traceability) in accordance with local regulatory requirements, which shall be updated from time to time and shall become effective only upon receipt of TEVA’s prior written approval.

3.4.d	Marketing and promotional campaign and material

•	At the beginning of each calendar year from the Date of Launch, TEVA shall provide ERYTECH with a marketing plan in English which shall be adequate to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

attain optimal sales agreed in the Schedule D (Forecasts and GRASPA® Business Model), including marketing and promotional campaign for the Product in the Territory. TEVA shall discuss the nature and extent thereof with ERYTECH.

•	TEVA shall transfer to ERYTECH a copy of any major new marketing and promotional document used to promote Products. In case these documents are not in the English language, the Steering Committee will decide which documents TEVA shall translate. TEVA shall follow ERYTECH’s promotional strategy and shall make the needed adjustments for the Territory in accordance with local regulatory requirements.

TEVA shall indemnify and save ERYTECH harmless from and against any and all costs and damages arising from the use of any marketing and promotional materials not based on information received by ERYTECH and/or not conformed to local laws and to Product Approval. ERYTECH shall indemnify and save TEVA harmless from and against any and all costs and damages arising from the use of or reliance on any marketing and promotional materials provided by ERYTECH.

•	TEVA shall be responsible for training all of its personnel who promote Products so that they are knowledgeable about the Products and can adequately represent the Products. ERYTECH shall provide all training materials and cooperate in effecting such training.

•	ERYTECH shall provide TEVA with all documentation (such as the Summary of Product Characteristics and the labeling) in English related to the use of the Products.

•	TEVA shall be responsible for providing Customers with the above-mentioned documentation translated in Hebrew, if needed, and for training Customers so that they are knowledgeable about the use of the Products.

•

Marketing and promotional material and campaign shall be at TEVA’s cost and expense (“Marketing and Promotional Expenses”). At the beginning of each calendar year, TEVA shall provide ERYTECH with a written report summarizing

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

the marketing and promotional expenses paid by TEVA during the preceding year for the marketing of the Product in the Territory. This report shall be certified by an internal accountant from TEVA.

3.4.e	Forecasts

The “Forecast” shall include a non binding estimate of the current trends identified for the Product, TEVA’s best estimate of the Product’s market share in the Territory, market average selling price for the Product currently re-sold by TEVA pursuant hereto, data on competition and general business environment and trading conditions. The preliminary Forecast is agreed and attached hereto as Schedule D (Forecasts and GRASPA® Business Model). Once a year if necessary, and no later than October 30, TEVA shall provide ERYTECH with an update of the Forecast, in writing and in English.

3.4.f	Sales Reporting:

Each quarter, TEVA shall provide detailed sales-reports indicating detailed sales volumes for each Customer and total sales in value. This report shall be certified by an internal accountant form TEVA.

3.4.g	Audit

Not more than once a year, an independent auditor designated by ERYTECH shall have the right, upon prior coordination with TEVA and during normal business hours, during the Term of this Agreement and for [***] following the expiration, termination or cancellation hereof, to audit and inspect, the TEVA’s books, records and other materials with respect to Marketing and Promotional Expenses and to sales reporting, all if related directly to the Product. If any audit or inspection reveals an error or irregularity in the calculation of the transfer price payable to ERYTECH hereunder, an appropriate adjustment shall be made promptly by the Parties. ERYTECH shall pay for any audit or inspection; unless such audit discloses an over payment to TEVA or other financial discrepancy of more than [***] in favor of TEVA from the amount of total payments due for the period audited. In such case, TEVA will bear the full cost of such audit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

3.4.h	Prohibition of active sales outside the Territory

•	TEVA acknowledges that ERYTECH may grant exclusive marketing rights to other persons to distribute the Products outside the Territory, or may retain exclusive marketing rights for itself and its Affiliates for the same purpose.

•	TEVA covenants and agrees with ERYTECH that TEVA will not actively promote (e.g. through advertising, or by establishing branches or distribution depots) the Products, outside the Territory.

ARTICLE 4 - ADVERSE EVENTS REPORTING

4.1	Pursuant to current regulations related to pharmacovigilance of drug products, and during the term of this Agreement, each Party shall notify the other within delays, stated by EMA regulations and the Israeli Ministry of Health regulations, the stricter of the two, of any information (all in English) concerning any serious or unexpected adverse event, medication error, injury, toxicity or any unexpected incidence and the severity and seriousness thereof associated with the use of the Products, whether or not determined to be attributable to the Products.

4.2	ERYTECH shall provide TEVA with necessary information on safety and efficacy profile of the Product including periodic safety report, investigator brochure, line listing, after receipt of the local requirements for the submission of the Dossier (as set in Article 3.3.a) for Product Approvals and follow up of pharmacovigilance.

4.3	At time of exchanging information for the Dossier and before its submission, the Parties shall agree on procedures to follow to exchange safety data in accordance with the regulatory requirements.

ARTICLE 5 - OBLIGATIONS OF ERYTECH

5.1	ERYTECH hereby represents that it has the requisite experience, knowledge and expertise, suitable facilities and qualified personnel and the legal right to perform the Agreement in a sound, safe, lawful and workmanlike manner, in accordance with all laws, ordinances, orders, rules and regulations of France.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

5.2	Product Production: ERYTECH hereby covenant that the Product will be produced, packed and labeled according to the Product’s Dossier, cGMP requirements and the all relevant laws and regulation in the EMA and the Territory, including without limitation, the Israeli Health Authority regulation for blood donations and the tests required of such blood donations, if such are required in the Territory. ERYTECH shall be responsible to manufacture the Product in its facilities, as registered in the Product Approval in the Territory.

5.3	Changes: All changes in Specifications shall be communicated by ERYTECH to TEVA, prior to implementation. The Parties will review these changes, if needed, to be conformed to regulatory commitments. ERYTECH shall supply Products that comply at all times with the Product Approvals in the Territory.

5.4	Sale and supply: ERYTECH agrees to sell Products to TEVA, which have been ordered by TEVA in accordance with this Agreement, and to supply TEVA regularly and promptly with the Products with information attached as follows:

•	patient’s name, blood type, date of birth and weight;

•	Customer’s name and address;

•	date of production of the Product and its expiration date; and

•	the TEVA logo (in addition to ERYTECH’s logo) marked on the Product’s packaging.

all in a form agreed upon by the parties on a later date and in accordance with ordering and delivery procedures set forth in Article 6 (Orders) and 9 (Transfer Price and Payment) hereof and in accordance with the regulatory specifications in the Product Approval.

5.5	Assistance: ERYTECH agrees to reasonably assist TEVA as TEVA may require for the registration, maintenance and renewal of Product Approval(s). ERYTECH shall

•	either provide TEVA with any documents necessary for the Product Approval(s) (including without limitations, Certificate of Pharmaceutical Product);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•	Or provide directly the Regulatory Authorities with information necessary for the Product Approval(s) if the above-mentioned documents contained information related to manufacturing process of the Product (including without limitations, Certificate of Pharmaceutical Product).

5.6	Transportation: ERYTECH shall be responsible for the transportation of the Product from its facilities to the Customer mentioned in the Order. The Product shall reach the above mentioned Customer at the date agreed by the Parties and mentioned in the Firm Order, but in any case, within [***] of the manufacture of the Product and ERYTECH shall send TEVA a written confirmation of receipt (by e-mail) of the Product by the Customer.

5.6.a	ERYTECH shall pay all costs relating to the transportation of the Product from ERYTECH facility to the Customer (including all taxes, duties, charges or other expenses related the transportation of the Product) (“The Transportation Costs”).

However, ERYTECH shall be reimbursed by TEVA:

•	for [***]% of all the Transportation Costs; and

•	for any amount exceeding [***] Euros (all taxes included) per Product.

5.6.b	The transportation shall be performed by a company agreed upon by both Parties and in accordance with all shipping instructions specified in any Product Approval(s) and with the ERYTECH’s requirements. ERYTECH shall make sure that upon receipt of the Product by the Customer, the Product shall have a remaining shelf life of at least [***], shall comply with its Specifications and shall be ready for use.

5.7	Reporting: Whenever ERYTECH receives any significant communication from any Regulatory Authority in connection with Products, concerning their medical profile, safety, efficacy or regulatory status ERYTECH shall forthwith forward to TEVA a copy of such communication, along with a translation in English, or a report thereon, in writing and in English, if the communication was not made itself in writing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

5.8	Marketing and Medical Support:

ERYTECH shall provide TEVA with all significant publications, campaigns and marketing materials, clinical data, and press releases relevant to the Product. ERYTECH shall inform TEVA as to the Product’s international clinical and marketing activities, such as clinical trials and conferences relating the Product and/or Field.

In addition, ERYTECH shall provide TEVA with Products up to [***] per year for the longer of the two following periods from the Effective Date:

•	[***] after the first Date of Registration,

•	[***] after the Date of Launch,

for which TEVA shall pay [***], in an amount of [***] per Product.

Notwithstanding the above-mentioned, in any case, ERYTECH shall not provide TEVA with more than [***] Products in the aggregate at [***].

ARTICLE 6 - ORDERS

6.1	Firm Orders: TEVA shall send an order to ERYTECH, which shall include:

•	the delivery date , and

•	a valid prescription form signed by a clinician of the Customer. The template of the prescription form shall be communicated by ERYTECH as provided in Schedule C. The prescription form shall contain all information requested [***].

Promptly after receipt of TEVA’s order, ERYTECH shall inform TEVA of the acceptance of such order. After such acceptance, the Parties shall consider the order as binding upon the Parties (“Firm Order”).

ARTICLE 7 - SALES OBJECTIVES

The Parties agree that minimum sales objectives are

•	[***] Products the second year following the Date of Launch;

•	[***] Products per year, commencing from the third year following the Date of Launch.

Non-achievement of such minimum sales’ objectives, will allow ERYTECH to approach the Steering Committee in order to find a suitable solution. In the event that such non-achievement of the minimum sales objectives is not reached for [***] in a period of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

[***], then ERYTECH shall have the right, within [***] days from the end of the [***] in which Teva did not achieve the minimum sales objective, to [***] in order to [***] and if such is not found by [***], ERYTECH shall have the right to terminate this Agreement by [***], in which event [***].

In the event that the Agreement is not [***], and TEVA [***], ERYTECH shall have the right [***] to [***] in order to [***] and if such is not found, to provide TEVA with [***].

ERYTECH shall not pay TEVA any indemnity or reimbursements whatsoever for terminating this Agreement in accordance with this Article 7.

For the avoidance of any doubt:

•	[***] shall not be included in the minimum sales objectives,

•	TEVA shall not be responsible or liable for any non-achievement of such minimum sales’ objectives if such non-achievement results from events or circumstances reasonably beyond the control of TEVA (or any of its Representatives) and which, despite the exercise of reasonable diligence, TEVA is unable to prevent, avoid or remove.

ARTICLE 8 - UPFRONTS AND MILESTONES

In consideration of the Product development already made by ERYTECH at the Effective Date, TEVA shall pay to ERYTECH the upfront and milestones payments as specified in Schedule A (Upfront and Milestones), by letter of credit issued by a bank of the Territory and confirmed by a first class bank in favor of ERYTECH, within [***] days after the last day of the month in which the invoice was issued. Upfronts and Milestones shall be paid in Euros.

ARTICLE 9 - TRANSFER PRICE AND PAYMENT

9.1	Transfer Price.

TEVA shall purchase the Products with the conditions of the [***] (Address of the Customer) in accordance with conditions of the INCOTERM issued by the International

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Chamber of Commerce, 2000. The price of a Product (the “Transfer Price”) shall be calculated as following:

The Transfer Price shall be equaled to [***]% of the Total Sales.

Total Sales = [***].

Regulatory Price = price of a Product in the Territory as it will be approved by the Israeli Regulatory Authorities, based on the approved price in the reference countries in Europe.

The Regulatory Price shall not, under any circumstances, be lower than the lowest prevailing Product price in the European Union (the “Minimum Regulatory Price”).

Net Regulatory Price = Regulatory Price – [Discount + sales taxes (including VAT)].

Discount = any discounts granted by TEVA, provided that

•	TEVA provides ERYTECH with details of the discounts granted including the provision of receipt or others documentation; and

•	The total Discount does not exceed [***]% of the Minimum Regulatory Price.

TEVA acknowledges that if the real and effective Marketing and Promotional expenses and/or if the real and effective sales are significantly lower than those planned in the Forecasts and GRASPA® Business Model as specified in Schedule D, the commercial terms shall be reviewed by both Parties in good faith.

9.2	Invoicing of the Products and Payment:

ERYTECH shall invoice for Products after delivery to TEVA of the Products according to the Transfer Price and for the reimbursement of the Transportation Costs as specified in Article 5.4 (Transportation). TEVA shall pay for the Products, within [***] days after the last day of the month in which the invoice was issued by ERYTECH, by letter of credit issued by a bank of the Territory and confirmed by a first class bank in favor of ERYTECH. Products shall be paid in Euros.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 10 - DELIVERY AND RISK OF LOSS

10.1	Delivery:

Unless otherwise agreed upon, ERYTECH shall deliver or arrange for the delivery of Products at [***] (Address of the Customer) in accordance with conditions of the INCOTERM issued by the International Chamber of Commerce, 2000.

10.2	Transfer of Title and Transfer of Risk:

Title to Products sold pursuant hereto shall pass to TEVA upon delivery in accordance with Article 10.1. (Delivery) above. In such case, risks shall be transferred to TEVA according to the [***] (Address of the Customer).

ARTICLE 11 - INTELLECTUAL PROPERTY

11.1	License.

ERYTECH hereby grants to TEVA an exclusive, royalty-free, non-transferable, non-sublicensable license during the Term of this Agreement to use the ERYTECH Backgrounds Rights and ERYTECH Improvements solely as necessary to perform the Regulatory and Distribution activities in the Territory under this Agreement.

11.2	Title.

11.2.a	Ownership right acknowledgment: TEVA acknowledges that ERYTECH has represented to it that ERYTECH is the exclusive owner of any rights to ERYTECH Backgrounds Rights and agrees that ERYTECH can make no warranty as to ERYTECH Backgrounds Rights other than as to their material existence.

11.2.b	Backgrounds Rights. ERYTECH shall retain all right, title and interest in and to all of the ERYTECH Backgrounds Rights. TEVA agrees that, except as set forth in Article 11.1 (License), it will not have any right, title or interest in or to the ERYTECH Backgrounds Rights.

11.2.c	Third Party Claims. ERYTECH represents that no party has asserted a claim, or to ERYTECH’s knowledge threatened to assert a claim against ERYTECH alleging that the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

exploitation by ERYTECH and/or TEVA of any of the Backgrounds Rights and the Licensed Trademarks infringes any intellectual property rights of any person or party, and ERYTECH is unaware of any basis for any Claim alleging such infringement.

11.2.d	TEVA Assistance: TEVA agrees to reasonably assist and execute from time to time documents as ERYTECH may reasonably require and after receiving TEVA’s prior written approval, for the registration, maintenance, defense of ERYTECH Backgrounds Rights in the Territory, at ERYTECH’s cost and expense.

TEVA agrees to report to ERYTECH, as soon as reasonably possible, any significant information, which may come to its attention with respect to ERYTECH Backgrounds Rights, including potential infringement of or challenge to the validity or ownership of ERYTECH Backgrounds Rights by a Third-Party.

11.2.e	Legal actions by Third Parties: Any intellectual property proceedings against TEVA/ERYTECH in or outside of the Territory deemed to be infringing any third party rights, including but not exclusively opposition, nullity, cancellation actions, will be taken solely by ERYTECH and ERYTECH will appoint a counsel of its choice. Costs, damages and interests shall be for the sole account and benefit of ERYTECH.

ARTICLE 12 - TRADEMARKS.

12.1	Grant of Rights:

•	ERYTECH hereby authorizes TEVA to use ERYTECH Trademarks, free of charge, only to perform the Regulatory and Distribution activities under this Agreement, from the Effective Date to the termination of the Agreement.

•	TEVA undertakes not to use or promote the ERYTECH Trademarks otherwise than in connection with the sale of the Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

12.2	ERYTECH obligations:

ERYTECH shall be the sole responsible for, and shall initiate and control, the preparation, filing, prosecution, grant, maintenance, renewal of ERYTECH Trademarks in the Territory at ERYTECH’s expense.

12.2.a	Legal actions against Third Parties: Any decision relating to bringing trademark proceedings against Third Parties in or outside of the Territory deemed to be infringing ERYTECH Trademarks, including but not exclusively opposition, nullity, cancellation actions, will be taken solely by ERYTECH and ERYTECH will appoint a counsel of its choice. Costs, damages and interests shall be for the sole account and benefit of ERYTECH.

12.2.b	Loss of Rights: if ERYTECH has lost its rights on ERYTECH Trademarks, ERYTECH shall promptly inform TEVA in writing. TEVA shall immediately cease marketing the Products under the ERYTECH Trademark, except if ERYTECH and TEVA mutually agree in writing to the contrary.

12.2.c	In this case, ERYTECH shall be the sole to decide, select, protect and own property rights on back-up names which will be necessary to create and use instead of the original ERYTECH Trademark.

12.3	TEVA Obligations:

12.3.a	Ownership right acknowledgment: TEVA acknowledges that ERYTECH has represented to it that ERYTECH is the exclusive owner of any rights to ERYTECH Trademarks and agrees that ERYTECH can make no warranty as to ERYTECH Trademarks other than as to their material existence and renounces to any indemnity, compensation in case of loss of rights by ERYTECH or infringement or any other legal actions filed by Third Parties against ERYTECH Trademarks in connection with their use in the Territory.

Moreover, TEVA shall not use, apply for and register the ERYTECH Trademarks as part of its corporate name, trade name, trading style or other means of corporate or business identification including use and registration of domain names and other Internet key words.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

12.3.b	Design of ERYTECH Trademarks: TEVA shall respect the visual style guidelines communicated by ERYTECH to TEVA in writing in order to use the ERYTECH Trademarks.

TEVA agrees that ERYTECH shall have the right to conduct at any time any usual quality control of the use of the ERYTECH Trademarks.

12.3.c	TEVA Assistance: TEVA agrees to reasonably assist and execute from time to time documents as ERYTECH may reasonably require and after receiving TEVA’s prior written approval, for the registration, maintenance, defense of ERYTECH Trademarks in the Territory, at ERYTECH’s cost and expense.

TEVA agrees to report to ERYTECH, as soon as reasonably possible, any information, which may come to its attention with respect to ERYTECH Trademarks, including potential infringement of or challenge to the validity or ownership of ERYTECH Trademarks by a Third-Party.

12.4	Termination of Agreement:

Forthwith upon termination of this Agreement, TEVA shall cease to use the ERYTECH Trademarks. In accordance with Article 17.4 (Consequences of the termination of the Agreement), TEVA shall immediately stop to use ERYTECH Trademarks on promotional materials for selling the Products except in case of remaining stocks, if any.

ARTICLE 13 RECALL

13.1	Recall due to ERYTECH: If a recall of the Product is required due to a defect in the manufacture, packaging, labeling and transportation to TEVA of the Products and/or any matter whatsoever occurring prior to the transfer of risk in the Products to TEVA, TEVA shall immediately notify ERYTECH and review with ERYTECH the proposed manner in which the recall is to be carried out. The recall shall be carried out by TEVA wholly at the cost of ERYTECH in as expeditious manner as possible and in such a way as to comply with good public health practices and to attempt to cause the least disruption of sales of the Products in the Territory and to preserve the goodwill and reputation of the Products and reputation of TEVA and ERYTECH.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

13.2	Recall due to TEVA: If a recall of the Product is required, due to a defect in the Products occurring after transfer of risk in the Products to TEVA, TEVA shall immediately notify ERYTECH of such event and of the proposed manner in which such recall is to be carried out. The recall shall be carried out by TEVA, wholly at the cost of TEVA, in as expeditious a manner as possible and in such a way as to comply with good public health practices and to attempt to cause the least disruption of sales of the Products in the Territory and to preserve the goodwill and reputation of the Products and the goodwill and reputation of TEVA and ERYTECH.

13.3	ERYTECH shall as soon as reasonably possible inform TEVA in writing in the event of a recall of the Product in any territory in which the Product is being distributed and the reasons for such a recall.

ARTICLE 14 - STEERING COMMITTEE

14.1	Composition of the Steering Committee:

From the Date of Registration, each Party shall appoint two (2) Representatives to participate on a steering committee (the “Steering Committee”) to oversee the activities under this Agreement. The Steering Committee shall meet via teleconference at least once a quarter during the Term of this Agreement and no later than (1) one month after a Party asks for a meeting of the Steering Committee. ERYTECH shall appoint the chairman of the Steering Committee. A precise agenda shall be drawn up before each meeting of the Steering Committee by the chairman, consulting the Representatives of the other party. Subsequent to each meeting, the chairman shall draw up the minutes and distribute such minutes for signature by both Parties. All decisions of the Steering Committee shall be made by consensus, with each Party’s representatives on the Steering Committee collectively having one (1) vote.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

14.2	Role:

The specific role of the Steering Committee is to review and discuss the parties’ on going activities, marketing plans, development of the Product, etc. If required, the parties shall also discuss any modifications needed to be made in order to adjust to different situations.

14.3	Responsibilities:

The Steering Committee shall be responsible for coordinating and monitoring the activities under this Agreement and addressing any disputes that may arise between the Parties in connection therewith. In the event that the Steering Committee is unable to resolve any dispute, either Party may, by written notice to the other, have such dispute referred to the Senior Management of the Parties, or their respective Representatives, for attempted resolution by good faith negotiations within [***] days after such notice is received. If the Senior Management does not fully settle such dispute in such [***] day period, and a Party wishes to pursue such dispute further, each such dispute shall be finally resolved in accordance with the provisions set forth in Article 18 (Applicable Law and Dispute). Notwithstanding the foregoing, it is understood by the Parties that any resolution to any dispute that changes the nature of the Agreement between the parties shall be the subject to a written resolution signed by both Parties and that any temporary solution or “work around” agreed to by the parties that is inconsistent with the terms of this Agreement shall not operate as a waiver of such term in the future unless such term is intended to do so and such intention is manifested in writing signed by the Parties.

14.4	Representatives:

At the time of execution of this Agreement, ERYTECH’s Representatives in the Steering Committee shall be [***] and [***] and those of TEVA shall be [***] and [***]. Each Party may, from time to time, replace its representative by written notice to the other Party specifying the prior representative and the replacement. The Parties shall, from time to time and if required, include attorneys in Steering Committee meetings for the purpose of assisting in facilitating the discussion of legal matters in such meetings. It is understood that despite the presence of attorneys, the terms of this Agreement shall control the relationship between the parties and that any waiver or “work around” to any term of this Agreement employed to resolve and issue

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

arising at Steering Committee or at any other point shall not act as a waiver of the right to enforce such term in the future. Any permanent, binding alteration to this Agreement shall be in writing and signed by both Parties.

ARTICLE 15 - WARRANT - LIABILITY — INDEMNIFICATION - INSURANCE.

15.1	Warranty by ERYTECH:

Except as expressly provided herein, ERYTECH makes no warranty of any kind, express or implied, of merchantability or fitness for any particular purpose of the Products.

ERYTECH warrants that any Product is of good and merchantable quality and meets the specifications of the Products Approval(s), including packing and labeling specifications. In no event shall ERYTECH be liable for any indirect or consequential loss incurred by TEVA or any other person howsoever caused.

15.2	TEVA’s claim:

If TEVA claims that a Product did not meet the specifications of the Products Approval(s), or was not of good and merchantable quality (as set forth in this Agreement), ERYTECH shall conduct investigations on the concerned shipment or batch. If ERYTECH agrees with TEVA’s claim, ERYTECH at TEVA’s option shall either replace such shipment of Product as soon as reasonably possible, at no cost to TEVA or give credit for payment made by TEVA for such shipment including any related reasonable expenses to TEVA. If the Parties are unable to resolve their differences with respect to whether the Products meet the agreed specifications, then either Party may refer the matter to the Steering Committee in accordance with Article 14 (Steering Committee). In the event that the Steering Committee can not reach an amicable solution, the Steering Committee may choose to approach an independent laboratory, in order to resolve the matter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

15.3	Warranty by TEVA:

Subject to section 15.1 above, ERYTECH shall not be responsible for any damages or losses resulting from the purchase, distribution, promotion, use or sale of Products by TEVA after the transfer of risk in Products to TEVA.

15.4	Indemnification by TEVA:

Subject to Article 15.6 (No consequential damages), TEVA shall indemnify ERYTECH, its servants, agents and contractors in respect of all damages incurred by ERYTECH by reason of or arising out of any actions, suits, claims, demands, costs, charges and expenses (including but not limited to reasonable attorneys’ fees) for losses to the extent that such losses shall have been occasioned by any damage to the Product caused by TEVA, its servants or agents after transfer of risk in the Product to TEVA, or by a negligence of TEVA, its servants and agents, however, this indemnity shall not apply where and to the extent that damages shall have been caused solely by a breach by ERYTECH of the provisions of the Agreement.

15.5	Indemnification by ERYTECH:

Subject to Article 15.6 (No consequential damages), ERYTECH shall indemnify TEVA, its servants, agents and contractors in respect of all damages incurred by TEVA by reason of or arising out of any actions, suits, claims, demands, costs, charges and expenses (including but not limited to reasonable attorneys’ fees) for losses to the extent that such losses shall have been occasioned by: (i) the Product, its use and/or any of its side effects (ii) any deviation from the Product’s specifications, (iii) non-compliance with any law and/or regulation in the Territory, and/or (iv) by a negligence of ERYTECH, its servants and agents, however, this indemnity shall not apply where and to the extent that damages shall have been caused solely by a breach by TEVA of the provisions of the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

15.6	No consequential damages:

Subject to all provisions of this Agreement, each Party (in this Article referred to as “such Party”) excludes all liability for consequential loss suffered by the other Party as a result of any breach of this Agreement by such Party except as regards any liability resulting from the gross negligence, willful misconduct, reckless or fraud of such Party.

15.7	Insurance:

15.7.1	In order to ensure the fulfillment of ERYTECH’s responsibilities, obligations and liability pursuant to any law and/or this Agreement, ERYTECH undertakes to take out and maintain, at its expense sufficient insurance. The insurance described in this section shall include, at the least, as follows:

Product Liability Insurance: with a limit of [***] Euros ([***]) per occurrence and in a yearly aggregate in respect of any injury or damage which might be caused in consequence of any defect in the Product for any demand claim or claims caused by or arising out of or related to the Product, its quality, usage, designation, its usage instruction and damage to the Product by ERYTECH.

Upon commencing to sell and distribute the Product anywhere in the world, the limit of the Policy, as described above, would be increased by ERYTECH, to an amount that would cover the potential risks and exposure of this Agreement.

15.7.2	In order to ensure the fulfillment of TEVA’s responsibilities, obligations and liability pursuant to any law and/or this Agreement, TEVA undertakes to take out and maintain, at its expense a sufficient insurance in excess of self insured retention. The insurance described in this section shall include, at the least, as follows:

Product Liability Insurance: with a limit of Euros [***] ([***] Euros) per occurrence and in the yearly aggregate, in respect of any injury or damage which might be caused in consequence of any defect in the Product for any demand claim or claims caused by or arising out of or related to the Product, its quality, usage, designation, its usage instruction and damage to the Product by TEVA.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

15.7.3	All the above mentioned Insurance shall be referred hereinafter as the “Policies”.

The Policies shall apply retroactively from the earlier of the two following dates:

•	the Date of Launch

•	the date the Product is authorized to be sold in compassionate use.

15.7.4	With respect of Professional Liability Insurance and Product Liability Insurance Policies, each Party undertakes to hold and maintain its Policies in force through any period that such party might be liable and responsible by law, but not less than minimum period of [***] years from the last supply date.

15.7.5	The Policies required under this Article shall be obtained from an insurance carrier with an A.M. Best rating or any other similar rating agency of at least A.

15.7.6	The Parties are solely responsible for the payment of any premium or self insured retention/deductibles or any other payments related to their insurances.

15.7.7	ERYTECH’s Policies will be extended to include TEVA as an additional named insured for any act or omission of ERYTECH and shall be valid, at least in the Territory, and in every country in which the Product is manufactured, handled and/or transported.

TEVA’s Policies will be extended to include ERYTECH as an additional named insured for any act or omission of TEVA and shall be valid, at least in the Territory, and in every country in which the Product is manufactured, handled and/or transported.

ERYTECH’s Policies shall be primary, preliminary and non-contributory to any of TEVA’s policies, for any act or omission of ERYTECH only.

15.7.8	The Parties undertake that the Policies will neither be cancelled nor materially amended during the period of the insurance, unless at least [***] days prior written notice thereof is sent by registered mail to the other Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

15.7.9	If a Party shall not provide an insurance certificate to the other Party, the other Party shall be entitled; without reducing any of the other Party’s other rights, as per the Agreement and in accordance with any law, to obtain the insurance on its own and to charge the Party with all expenses involved.

15.7.10	In case of a claim and/or a demand and/or knowledge related to erosion and/or exhaustion of limits of liability of any of Party’s insurance required under the Agreement (hereinafter: “the Limits of Liability”) due to and/or a result from any event (whether paid or unpaid) each Party undertakes to purchase (promptly after the claim and/or a demand and/or knowledge related to erosion and/or exhaustion as detailed above, the earlier) insurance to reinstate the Limits of Liability as detailed in the Agreement.

15.7.11	Nothing in this clause (15.7 insurance) will reduce a Party’s obligations, in accordance with this Agreement and in accordance with any law.

15.7.12	The Parties’ obligations pursuant to this clause, including all the sub-clauses hereof, constitute a fundamental condition of the Agreement and a breach of any of them shall be deemed a fundamental breach of the Agreement.

15.7.13	Each Party will provide the other with a certificate of insurance evidencing the coverage set forth in this Article and thereafter shall provide the other Party such a certificate of insurance upon request.

ARTICLE 16 - SECRECY, NON-USE AND PRESS RELEASE.

16.1	Nondisclosure:

All information which is received, during the term of this Agreement, by either Party (the “Recipient”) from the other Party (the “Disclosing Party”) shall be maintained in confidence and shall not be disclosed to any Third-Party or used for any purposes other than set out herein, without the prior consent of the Disclosing Party, except to the extent that such information:

•	is known to the Recipient prior to its disclosure by the Disclosing Party, provided that the Recipient is able to provide written evidence of such prior knowledge; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•	is obtained by the Recipient from a source other than the Disclosing Party which source:

•	did not require the Recipient to hold such information in confidence;

•	did not limit or restrict the Recipient’s use thereof; or

•	has become public knowledge otherwise than through the fault of the Recipient; or

•	has been developed by the Recipient independently of the information received from the Disclosing Party as shown by the Recipient’s written records.

16.2	No Implied Rights:

It is agreed that except to the extent expressly provided otherwise herein disclosure of information hereunder shall not constitute any grant, option or license under any patent, technology or others rights in or to such information.

16.3	Confidentiality of the Agreement.

Except as provided in Article 16.5 (Press Release) each Party shall maintain the confidentiality of this Agreement and all provisions of this Agreement and, without the prior consent of the other Party, neither Party shall make any press release or other public announcement or otherwise disclose this Agreement or any of its provisions to any Third Party (a) other than its Representatives provided that such persons are bound to maintain the confidentiality of the Agreement and (b) except for such disclosures as may be required by applicable law or by regulation, in which case the Disclosing Party shall provide the other Party with prompt advance notice of such disclosure so that the other party has the opportunity if it so desires to seek a protective order or other appropriate remedy.

16.4	Communication with Representatives. The Parties shall:

•	Ensure that only its Representatives, who have a “need to know” such Confidential Information for purposes of this Agreement, shall have access hereto;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•	Ensure that, prior to disclosure of Confidential Information, each Representatives agrees to be subject to confidentiality obligations no less onerous than those contained in this Agreement.

16.5	Press release

Upon the signature of this Agreement, ERYTECH is entitled to publish a press release as agreed in Schedule B which will be published on a time and date agreed upon by the Parties, but no later than two (2) weeks after the Effective Date.

ARTICLE 17 - TERM AND TERMINATION.

17.1	Term and renewal:

This Agreement shall take effect as of the Effective Date and shall continue in effect for a ten year period after the Date of Launch (the “Term”), unless terminated earlier as set forth herein. Thereafter, the Agreement shall automatically be renewed for successive periods of five (5) years unless one of the Parties decide not to renew it informing the other Party of its decision by registered letter with acknowledgement of receipt at least six (6) months before the date of anniversary of the Effective Date.

17.2	Termination for cause:

This Agreement may be terminated at any time forthwith by notice by either Party (the “Electing Party”) to the other if the other Party fails to observe, perform or otherwise breaches any of its material covenants, agreements or obligations under this Agreement in any material respect, provided such failure continues for a period of [***] days after receipt by the other Party of notice thereof from the Electing Party specifying such failure to cure the same.

17.3	Termination by ERYTECH:

ERYTECH shall have the right to terminate the Agreement if TEVA fails to reach the Minimum Regulatory Price, in accordance with Article 9 (Transfer Price and Payment). ERYTECH shall not pay TEVA any indemnity or reimbursement whatsoever for terminating of this Agreement in accordance with this Article.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

17.4	Termination by TEVA:

TEVA shall have the right to terminate this Agreement by providing ERYTECH [***] days prior written notice in the event that ERYTECH ceases to provide TEVA with Products ordered for duration of [***] consecutive months, if TEVA provided ERYTECH with prior written notice and ERYTECH failed to cure the breach; ERYTECH shall [***].

For the avoidance of any doubt, ERYTECH shall not be responsible or liable for any failure of supply if such failure results from events or circumstances reasonably beyond the control of ERYTECH (or any of its Representatives) and which, despite the exercise of reasonable diligence, ERYTECH is unable to prevent, avoid or remove.

17.5	Termination due to intellectual property reasons.

In the event that TEVA is negatively affected in or is unable to, temporarily, indefinitely or permanently, register, launch, market and/or continue to distribute and/or market the Product due to intellectual property reasons, including without limitations, due to infringement of third party’s rights, TEVA shall have the right to terminate the Agreement upon [***] days written notice and without compensation.

17.6	Consequences of the termination or expiration of this Agreement:

17.6.1	Termination or expiration of this Agreement for any reason whatsoever shall not affect any Party’s obligations to pay any amount accruing to ERYTECH or TEVA respectively, under the provisions of this Agreement while it was in effect and shall not relieve either Party of any liability having accrued hereunder prior to the effective date of such expiration or termination.

17.6.2	In addition, anything herein to the contrary notwithstanding, the following provisions of this Agreement shall survive termination or expiration of this Agreement: Articles 4 (Adverse Events Reporting), 11 (Intellectual Property), 12 (Trademarks), 13 (Recall), 15 (Warranty-Liability-Indemnification), 16 (Secrecy, Non use and Press release), this Article 17.4 (Consequences of the termination or expiration) and 18 (Applicable Law and Disputes)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

17.6.3	Upon termination or expiration of this Agreement for any reason whatsoever, the Parties shall immediately return to the other all confidential information in documentary or printed form and any copies thereof and shall thereafter cease to use such information but without prejudice to the then surviving confidentiality obligations provided for in Article 16 (Secrecy and Non-use), except for one (1) copy of all confidential information, to be kept for archival purposes.

17.6.4	Upon termination or expiration of this Agreement for any reason whatsoever, TEVA shall take all necessary measures to the effect that any Product Approval held by TEVA on behalf of ERYTECH be transferred under ERYTECH name (or under the name of a ERYTECHts Affiliate designated by ERYTECH) as promptly as reasonably possible as set forth in Article 3.3 (Regulatory).

17.6.5	Upon termination or expiration of this Agreement for any reason whatsoever, TEVA shall comply with its obligations with respect to its use of ERYTECH Trademarks as set forth in Article 12 (Trademarks).

ARTICLE 18 - APPLICABLE LAW AND DISPUTES.

18.1	This Agreement shall be governed and construed in accordance with the laws of [***].

18.2	Any and all disputes which cannot reach an amicable settlement, arising from or in connection with the present Agreement, shall be settled by binding arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (“ICC”) in effect at the time the demand for arbitration is filed by the demanding party with the ICC, as supplemented by the further requirements of this Article.

18.3

Such arbitration shall be conducted by one (1) arbitrator, selected by both parties. If the Parties fail to agree on an arbitrator, such arbitrator shall be appointed by the ICC promptly thereafter. The place of Arbitration shall be [***] in the English language and the award shall be rendered in [***]. The decision of the arbitrator shall be final and conclusive and shall be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

binding upon the Parties. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award.

ARTICLE 19 - FORCE MAJEURE.

19.1	No Party hereto shall be responsible or liable to the other Party hereto for any failure to perform any of its agreements, covenants or obligations under this Agreement if such failure results from events or circumstances reasonably beyond the control of such Party (or any of its Representatives) and which, despite the exercise of reasonable diligence, such Party is unable to prevent, avoid or remove (“Events of Force Majeure”).

19.2	The affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance hereunder with all possible speed. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of six (6) months, the Parties agree to negotiate in good faith either (i) to resolve the Event of Force Majeure, if possible, (ii) to extend their mutual agreement the time period to resolve, eliminate or overcome such Event or (iii) to terminate this Agreement.

ARTICLE 20 - MISCELLANEOUS.

20.1	Amendment: This Agreement shall be modified only by endorsement signed by Representatives of the Parties.

20.2	No assignment: Either Party may not assign this Agreement.

Notwithstanding the foregoing, each Party may assign this Agreement to any of its Affiliates provided that such Affiliates agree to be bound by all the provisions of the Agreement.

20.3	Successors and assigns. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

20.4	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

20.5	Entire agreement. This Agreement constitutes the entire Agreement between the Parties in respect of the subject matter hereof. This Agreement supersedes any and all pre-existing agreements, either oral or in writing. There are not and shall not be any oral statements, representations, warranties, undertakings or agreements between the Parties in respect of the subject matter hereof other than as provided by this Agreement and any mutually accepted written amendments hereto.

20.6	Superiority: No provision on TEVA purchase order form or on ERYTECH’s general conditions of sale which may purport to impose different conditions under TEVA or ERYTECH shall modify the terms and conditions of this Agreement.

20.7	No waiver. The failure on the part of either Party hereto to exercise or enforce any right conferred upon it by this Agreement shall not be a waiver of any such right nor shall any single or partial exercise of any right or power hereunder or further exercise thereof operate so as to bar the later exercise or enforcement thereof.

20.8	No power of representation: Except as expressly provided in this Agreement, TEVA shall not incur any liability on behalf of ERYTECH or in any way pledge or purport to pledge ERYTECH’s credit or accept any order or make any contract binding upon ERYTECH.

20.9	Independent Contractors. The relationship between TEVA and ERYTECH shall be that of an independent contractor. No Party shall have the right, title or authority to enter into any contract, agreement or commitment on behalf of the other or to bind the other Party in any manner whatsoever.

20.10	Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect other provisions of this Agreement which can be given effect without the provision(s) held invalid or unenforceable, and to this end, the provisions of this Agreement shall be deemed severable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties hereto, through their authorized Representatives, have set their hands as of the date first above written, whereby they evidence their intent to be legally bound.

ERYtech Pharma SA.

/s/ Pierre-Oliver GOINEAU
Mr. Pierre-Olivier GOINEAU
Chief Executive Officer

Teva Pharmaceutical Industries Limited

/s/ Ron Mayron
Ron Mayron
Managing Director – Teva Israel, Vice President I.C.A.

/s/ Dan Danieli
Dan Danieli
Managing Director – Pharma, Teva Israel

/s/ Efrat Klachevsky
Efrat Klachevsky
Director, Business Development, Teva Israel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SCHEDULE A:

UPFRONTS AND MILESTONES

Up front Payment: As a consideration for the license to distribute the Product in the Territory, TEVA shall pay to ERYTECH within [***] days after the last day of the month in which the invoice was issued, a fee of 40 000 Euros.

Milestone Payments (within [***] days after the last day of the month in which the invoice was issued the invoice regarding the milestone was issued):

•	Upon [***]: a fee of [***] Euros.

•	Upon [***]: a fee of [***] Euros.

•	Upon [***]: a fee amounting to [***]% of the [***] (as defined below).

[***]

TEVA Operating Profit or TEVA OP = Transfer Price (as defined in Article 9 (Transfer Price)) - (TEVA Transportation Costs + TEVA Marketing (including Regulatory expenses) and Promotional Expenses + TEVA General & Administrative expenses)

TEVA Transportation Costs = [***]% Transportation Costs + any amount exceeding [***] € per Product (to be reimbursed to ERYTECH)

TEVA General & Administrative expenses or TEVA G&A:

•	From the first year to the [***] (included) = [***] % of Total Sales

•	From the [***] year = [***]% Total Sales

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SCHEDULE B:

Press Release

•••••••••

ERYtech Pharma to partner with Teva

for long term distribution agreement in Israel

Lyon (France), Philadelphia (USA), January xxth 2011

ERYtech Pharma is pleased to announce it has signed an exclusive long term agreement with Teva for the registration, marketing, distribution and sale of Graspa®, the company’s lead product, in Israel.

ERYtech is a leading specialty pharma company developing new high value medicinal products for unmet clinical needs in the field of oncology, heamatology and immunology. Graspa® is the company’s lead product currently in pivotal trial in Europe. Teva leading position, long history in oncology and specialty segment will provide a solid platform for Graspa® and made them an ideal partner for product market introduction in Israel. ERYtech anticipates that first sales could be generated in less than 15 months.

Under the terms of the agreement, Teva will submit the drug for approval in Israel, market and distribute it in the territory for a long term period. Teva will pay milestone payments in addition to sharing profit on the basis of purchase price agreed with Teva.

“This collaboration represents a significant milestone as first distribution agreement and a major step in the worldwide product expansion” said Pierre-Olivier Goineau, Chief Executive Officer. “Thanks to its good efficacy and safety profile, Graspa®, will bring major therapeutic value for Israeli patients in ALL.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

About Graspa

GRASPA® is a new enzyme formulation of L-asparaginase with a safer and broader range of clinical uses compared to existing forms due to the enzymes entrapment and protection inside the homologous red blood cell. GRASPA®’s (encapsulating L-asparaginase in red blood cells) interest is to overcome all existing limitations associated with conventional L-asparaginase through a longer efficacy, better compliance, reduced dosage and an increased safety profile.

About ERYtech Pharma

ERYtech Pharma (Lyon, Philadelphia) is a specialty pharma company developing innovative therapeutic solutions based on its proprietary technology and expertise in the physiological properties of erythrocytes. The company addresses serious pathologies, orphan indications or sub-populations of patients, particularly in the fields of haematology, cancer and metabolic diseases. It has built in less than six years a strong pipeline with very ambitious programs and a powerful proprietary R&D platform offering large possibilities of new therapeutics products and applications.

Contact Press;

ERYtech Pharma - 60, Avenue Rockefeller - Batiment Adenine - 69008 - LYON - France

ERYtech Pharma - US Office - 3711 Market Street, 19104 Philadelphia PA - USA

contact@erytech.com_www.erytech.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SCHEDULE C:

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SCHEDULE D:

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.